THE KOREAN
                               -----------------
                                   INVESTMENT
                               -----------------
                                      FUND
                               -----------------

                               [GRAPHIC OMITTED]

                                                                Semi-Annual
                                                                Report
                                                                October 31, 1998


                                                       AllianceCapital [LOGO](R)

LETTER TO SHAREHOLDERS                                The Korean Investment Fund
================================================================================

December 4, 1998

Dear Shareholder:

This semi-annual shareholder report for The Korean Investment Fund (the "Fund") discusses investment results and market activity for the period ended October 31, 1998.

INVESTMENT RESULTS

The following table provides your Fund's investment results, based on net asset value ("NAV"), for the three-, six- and 12-month periods ended October 31, 1998. The Fund's performance is compared with that of its benchmark, the Korea Composite Stock Price Index (the "KOSPI"). Your Fund's NAV ended the period at US$3.03 per share, and the market price was US$3.313 per share as of October 31, 1998. This represents a 9.32% premium to NAV.

Relatively speaking, the Korean market has continued to be one of the strongest performers among Asian region markets. Through this calendar year, we have continued to focus on the Korean "nifty-hefty" such as Pohang Iron & Steel Co., SK Telecom Co., Ltd., LG Information & Communications, Samsung Display Devices, and Samsung Electronics, because our analysis reflects that they are mostly undervalued against their fundamental valuations. An overweight position in those companies relative to their weightings in the KOSPI was the main reason for the Fund's relative outperformance during the three-month period ended October 31, 1998.

--------------------------------------------------------------------------------
INVESTMENT RESULTS*

Periods Ended October 31, 1998

                            Total Returns
                    3 Months  6 Months  12 Months
                   ---------  --------  ---------
The Korean
  Investment Fund     4.84%    -12.93%   -33.41%

Korea Composite
  Stock Price Index   4.51%     -7.48%   -40.24%

* The Fund's investment results are total returns for the periods and are based on net asset value as of October 31, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of 881 domestic companies traded on the Korean Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.
--------------------------------------------------------------------------------

MACRO ECONOMY

The relative export environment continues to be unfavorable for Korea as exports continue to decline. However, Korea continues to record a healthy trade and current account surplus mainly due to a collapse in imports. We do not expect imports to increase rapidly as Korean manufacturers continue to level down their huge inventories and cut capital expenditures.

Korea's gross domestic product ("GDP") growth appears to have hit bottom as second quarter real GDP growth was -6.6%, which resulted in growth for the first half of 1998 of -5.3%. September industrial output of +0.3% year-on-year (vs. -11.8% year-on-year in July) is mainly due to an extra three days of holidays in September of 1997 combined with increased semiconductor output (+72% year-on-year). There does not seem to be any further deterioration in output, and the year-on-year results seem to be stabilizing. However, we previously thought that the inventory de-stocking (decreasing of inventories) cycle was coming to an end, with 6.3% year-on-year de-stocking in August, but it actually accelerated to -10.2% year-on-year in September. Nonetheless, the most recent data suggests to us that the rate of contraction seems to be slowing.

                                                      The Korean Investment Fund
================================================================================

The seasonally adjusted unemployment rate rose from 8.1% in August to 8.4% in September, despite increased social overhead capital projects and "pump-priming" measures by the government intended to stimulate demand. The number of people looking for work has also dropped, but unemployment will still increase further with private consumption down by more than 0.1%.

Officially, in the second quarter of 1998, capital spending fell 52.4% year-on-year (versus a decline of 40.7% in the first quarter), construction investment declined 13.2% (vs. a decline of 7.7%), and household spending fell 12.9% (vs. a decline of 10.5%). Domestic consumption fell 28% year-on-year in the first half of 1998 and appears set to fall further as unemployment increases. Overall GDP contracted by 5.3% in the first half of 1998, and with wholesale/retail sales having fallen 11.9% in September (vs. a decline of 16.7% in July), indications are for a depressed outlook although things appear to be getting no worse than they currently are.

CURRENCY & INTEREST RATES

As trade/current account surpluses continue to support it, currency continues to be quite stable, particularly when the Japanese yen continues to stay strong. Short-term volatility still remains as corporates try to take advantage of lower rates ahead of a planned government bond issuance before the 1998 year end.

The benchmark three-year corporate bond yields continue to remain at around 10% due to the threats by the Bank of Korea ("BoK") regarding another overnight call rate cut, and we believe that the three-year corporate bond yield looks likely to remain below 10% until year end. In our view, a short-term spike upwards looks unlikely to occur despite corporate planning to issue over W5 trillion in bonds over the next two weeks to repay foreign debt ahead of a perceived crowding out by the Korean government. The government has issued about W3-4 trillion of the W15 trillion in bond issuance planned for the fourth quarter of 1998 as part of Korea's banking recapitalization plans. Furthermore, despite October M2 growth of 27.3% year-on-year, bank lending continues to decline with the real cost of borrowing for most corporates continuing to remain high except for the top five Chaebols. Non-Chaebol companies are continuing to pay 500 to 600 basis points over the benchmark rate paid by the top five Chaebols, and small- to medium-sized companies are still unable to obtain new loans. However, non-Chaebol companies are finding it easier to roll over existing loans because the bankruptcy risk for them has started to shrink due to increasing liquidity and the government's policy to support small- to medium-sized companies. Monetary growth has been the result of capital inflows combined with the printing of money by the BoK. As a result, we continue to think that the Korean won will remain well supported at current levels.

EQUITY REVIEW

Due to their relative lack of confidence in a Korean economic recovery, most foreign equity investors have remained sidelined during the third quarter. There has been very little progress in the financial sector since the initial bank consolidations. The Korean government has earmarked W64 trillion for banking sector recapitalization and reforms, which is well below even their own conservative estimate of W158 trillion of non-performing loans.

During the third quarter of 1998, corporations continued to issue both debt and rights in order to repay foreign exchange debt and to meet working capital needs. However, interest rates continued to fall as the government was able to negotiate with the IMF to loosen monetary policy. Also, the collapse of capital expenditures by corporates, as well as increased default risk meant that money was not flowing into the real economy but instead it circulated among financial institutions. This prompted many financial institutions to seek higher credits and many resorted to buying blue-chip corporate and government bonds thus bringing down the benchmark rates.

PORTFOLIO STRATEGY

For the coming months, we will aim to reduce our cash position from 10% to around 5%. We do not believe that the Korean economy has yet bottomed out from its recession. However, we can see that the worst situation has passed as the Korean won shows stable movement against U.S. dollar (around W1300-1400/USD), and domestic interest rates have fallen below 10% per annum from over 25% per annum at the beginning of this year. Assuming there continues to be sufficient liquidity in the equity market, we believe that the market has less downside risk for the time being.

                                                      The Korean Investment Fund
================================================================================

We will continue to focus on selective companies with clean balance sheets that trade at prices below the values assigned by our discounted cash flow model. For example, SK Telecom Co. has a proven track record of significant subscriber, revenue, earnings before interest, taxes, depreciation, and amortization ("EBITDA"), and net profit growth in spite of Korea's economic malaise. For 1998, the company's EBITDA is expected to be W1.4 trillion (about US $1.7 billion) with a 46% compound annual growth rate since 1995. During the reporting period, we have added to holdings in Keum Kang Development, Ltd., Korea Chemical, Daeduck Electronics, Ltd., and Dongbu Insurance Co., Ltd. We reduced our exposure to Kookmin Bank, Daegu Bank Ltd., Hyundai Motor Service Co., and Mirae Corp.

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you on the developing market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and Chief Executive Officer


/s/ Edward D. Baker

Edward D. Baker
Vice President


/s/ In Kee Oh

In Kee Oh
Vice President

TEN LARGEST HOLDINGS
October 31, 1998 (unaudited)                          The Korean Investment Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
SK Telecom (common stocks & warrants)     $  3,592,874             14.0%
--------------------------------------------------------------------------------
Pohang Iron & Steel Co.                      2,385,934              9.3
--------------------------------------------------------------------------------
Samsung Electronics                          1,764,218              6.9
--------------------------------------------------------------------------------
Samsung Display Devices                      1,468,081              5.7
--------------------------------------------------------------------------------
LG Information & Communications              1,166,097              4.6
--------------------------------------------------------------------------------
Iljin Co. Ltd.                               1,146,014              4.5
--------------------------------------------------------------------------------
Samsung Fire & Marine Insurance Co.          1,046,646              4.1
--------------------------------------------------------------------------------
Nong Shim Co., Ltd.                          1,010,940              3.9
--------------------------------------------------------------------------------
Namhae Chemical                                909,435              3.5
--------------------------------------------------------------------------------
Samsung Securities                             871,239              3.4
--------------------------------------------------------------------------------
                                          $ 15,361,478             59.9%
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 1998 (unaudited)                          The Korean Investment Fund
================================================================================

Company                              Shares      U.S. $ Value
-------------------------------------------------------------
COMMON STOCKS &
   OTHER INVESTMENTS-88.9%
TECHNOLOGY-18.7%
COMMUNICATION
   EQUIPMENT-11.1%
Iljin Co., Ltd. ..............      210,023       $ 1,146,014
Korea Electric Terminal
   Co. .......................        5,000           138,689
LG Information &
   Communications.............       50,781         1,166,097
Samsung Electro-
   Mechanics Co. .............       31,916           399,101
                                                  -----------
                                                    2,849,901
                                                  -----------
SEMI-CONDUCTOR-7.6%
Mirae Corp. ..................      100,792           171,488
Samsung Electronics...........       43,109         1,764,218
                                                  -----------
                                                    1,935,706
                                                  -----------
                                                    4,785,607
                                                  -----------
BASIC INDUSTRIES-17.5%
CHEMICALS-5.3%
Korea Chemical................       20,000           447,139
Namhae Chemical (a)...........       60,000           909,435
                                                  -----------
                                                    1,356,574
                                                  -----------
CONTAINERS-1.9%
Tai Lim Packaging
   Industrial Co. ............       80,000           491,095
                                                  -----------
MINING & METALS-9.3%
Pohang Iron & Steel Co. ......       54,280         2,385,934
                                                  -----------
SHIPBUILDING-1.0%
Hanjin Heavy Industries.......       50,000           259,568
                                                  -----------
                                                    4,493,171
                                                  -----------
FINANCIAL
   SERVICES-15.4%
BANKING-3.3%
Korea Exchange Bank (a).......      475,030           846,018
                                                  -----------
BROKERAGE & MONEY
   MANAGEMENT-6.5%
Dongwon Securities............      140,000           775,597
Samsung Securities............      120,000           871,239
                                                  -----------
                                                    1,646,836
                                                  -----------
INSURANCE-5.6%
Dongbu Insurance Co.,
   Ltd. (a)...................       50,000           394,089
Samsung Fire & Marine
   Insurance Co. .............        4,185         1,046,646
                                                  -----------
                                                    1,440,735
                                                  -----------
                                                    3,933,589
                                                  -----------
UTILITY-11.8%
ELECTRIC POWER-2.8%
Korea Electric Power
   Corp. .....................       40,000           712,391
                                                  -----------
GAS-0.7%
Pusan City Gas Co., Ltd. .....       10,000           189,466
                                                  -----------
TELEPHONE-8.3%
SK Telecom Co., Ltd...........        2,266         1,069,889
   (ADR)......................      101,306         1,044,718
                                                  -----------
                                                    2,114,607
                                                  -----------
                                                    3,016,464
                                                  -----------
CAPITAL GOODS-9.3%
ELECTRICAL
   EQUIPMENT-7.9%
Daeduck Electronics Co.,
   Ltd. ......................        5,000           250,095
Saehan Precision..............       23,615           300,668
Samsung Display Devices.......       39,134         1,468,081
                                                  -----------
                                                    2,018,844
                                                  -----------
MACHINERY-1.4%
Daewoo Heavy Industries.......      100,000           375,900
                                                  -----------
                                                    2,394,744
                                                  -----------
CONSUMER
   MANUFACTURING-5.7%
AUTO & RELATED-3.1%
Hyundai Motor Co., Ltd........       47,844           580,147
SJM...........................       80,000           218,264
                                                  -----------
                                                      798,411
                                                  -----------
BUILDING &
   CONSTRUCTION-2.1%
Keum Kang Development,
   Ltd. ......................       47,339           538,147
                                                  -----------

PORTFOLIO OF INVESTMENTS (continued)                  The Korean Investment Fund
================================================================================

Company                              Shares      U.S. $ Value
-------------------------------------------------------------
BUILDING & RELATED-0.5%
Namyang Dairy Products
   Co. .......................        2,000       $   128,837
                                                  -----------
                                                    1,465,395
                                                  -----------
CONSUMER
   SERVICES-3.9%
FOOD & BEVERAGE-3.9%
Nong Shim Co., Ltd. ..........       21,690         1,010,940
                                                  -----------
HEALTHCARE-0.8%
DRUGS-0.8%
Dae Woong
   Pharmaceutical.............       24,399           218,195
                                                  -----------
WARRANTS-5.8%
COMMUNICATION
   EQUIPMENT-5.8%
Merrill Lynch SK Telecom
   Warrants, expiring
   10/10/00 (a)...............        2,908         1,478,267
                                                  -----------
Total Common Stocks and
   Other Investments
   (cost $40,223,328).........                     22,796,372
                                                  -----------

                                     Principal
                                      Amount
Company                                (000)     U.S. $ Value
-------------------------------------------------------------
TIME DEPOSIT-1.2%
Dresdner
   5.56%, 11/02/98
   (cost $300,000)............          300           300,000
                                                  -----------
TOTAL INVESTMENTS-90.1%
   (cost $40,523,328).........                     23,096,372
Other assets less
   liabilities-9.9%...........                      2,528,205
                                                  -----------
NET ASSETS-100%...............                    $25,624,577
                                                  ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998 (unaudited)                          The Korean Investment Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $40,523,328) ...........................   $ 23,096,372
   Cash .............................................................................         51,872
   Foreign cash, at value (cost $184,559) ...........................................        185,400
   Receivable for investment securities sold ........................................      2,763,578
   Other assets .....................................................................          3,677
                                                                                        ------------
   Total assets .....................................................................     26,100,899
                                                                                        ------------
LIABILITIES
   Payable for investment securities purchased ......................................        300,000
   Co-Manager fee payable ...........................................................         21,050
   Management fee payable ...........................................................         15,623
   Other accrued expenses ...........................................................        139,649
                                                                                        ------------
   Total liabilities ................................................................        476,322
                                                                                        ------------
NET ASSETS ..........................................................................   $ 25,624,577
                                                                                        ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ............................................................   $     84,507
   Additional paid-in capital .......................................................     89,209,358
   Accumulated net investment loss ..................................................     (1,537,813)
   Accumulated net realized loss on investments and foreign currency transactions ...    (44,702,709)
   Net unrealized depreciation of investments and foreign currency denominated assets
     and liabilities ................................................................    (17,428,766)
                                                                                        ------------
                                                                                        $ 25,624,577
                                                                                        ============

NET ASSET VALUE PER SHARE (based on 8,450,704 shares outstanding) ...................   $       3.03
                                                                                        ============

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended October 31, 1998 (unaudited)         The Korean Investment Fund
================================================================================

INVESTMENT INCOME
   Interest ..........................................................                 $    15,415
EXPENSES
   Management fee ....................................................   $    93,982
   Co-Manager fee ....................................................        44,226
   Custodian .........................................................        92,629
   Directors' fees and expense .......................................        43,759
   Audit and legal ...................................................        43,498
   Printing ..........................................................        21,760
   Registration ......................................................        10,431
   Transfer agency ...................................................         4,908
   Miscellaneous .....................................................        15,137
                                                                         -----------
   Total expenses ....................................................                     370,330
                                                                                       -----------
   Net investment loss ...............................................                    (354,915)
                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions ......................                 (16,780,277)
   Net realized gain on foreign currency transactions ................                      20,078
   Net change in unrealized appreciation (depreciation) of:
     Investments .....................................................                  13,309,209
     Foreign currency denominated assets and liabilities .............                      (8,520)
                                                                                       -----------
   Net loss on investments and foreign currency denominated assets
     and liabilities .................................................                  (3,459,510)
                                                                                       -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...........................                 $(3,814,425)
                                                                                       ===========

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                    The Korean Investment Fund
================================================================================

                                                                               Six Months Ended      Year Ended
                                                                               October 31, 1998       April 30,
                                                                                  (unaudited)           1998
                                                                               ----------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ....................................................      $   (354,915)      $   (752,086)
   Net realized loss on investments and foreign currency transactions .....       (16,760,199)       (23,598,191)
   Net change in unrealized depreciation of investments and foreign
     currency denominated assets and liabilities ..........................        13,300,689         (9,797,009)
                                                                                 ------------       ------------
   Net decrease in net assets from operations .............................        (3,814,425)       (34,147,286)
NET ASSETS
   Beginning of year ......................................................        29,439,002         63,586,288
                                                                                 ------------       ------------
   End of period ..........................................................      $ 25,624,577       $ 29,439,002
                                                                                 ============       ============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1998 (unaudited)                          The Korean Investment Fund
================================================================================

NOTE A: Significant Accounting Policies

The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual reports could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rates for the Korean Won at October 31, 1998 and October 31, 1997 were Won 1,319.50 to U.S. $1.00 and Won 965.00 to U.S. $1.00, respectively.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

                                                      The Korean Investment Fund
================================================================================

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Management Fees and Other Transactions with Affiliates

Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of an Investment Management Agreement, the Fund pays Orion Asset Management Co., Ltd. ("Orion") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $394 during the six months ended October 31, 1998.

Brokerage commissions paid on investment transactions for the six months ended October 31, 1998 amounted to $61,342, none of which was paid to Tong Yang Securities Co., Ltd., an affiliate of Orion.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions.

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $6,878,934 and $7,009,231, respectively, for the six months ended October 31, 1998. There were no purchases or sales of U.S. government and government agency obligations for the six months ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes, resulting in net unrealized depreciation of investments of $17,426,956 (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October currency losses of $1,182,898 and capital losses of $12,552,224. At October 31, 1998, the Fund had a net capital loss carryover of $14,456,937, of which $439,256 expires April 30, 2004, $2,493,384 expires April 30, 2005, and $11,524,297 expires April 30, 2006.
To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,450,704 shares outstanding at October 31, 1998, Alliance owned 9,000 shares. During the six months ended October 31, 1998 the Fund issued no shares of common stock in connection with the Fund's dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Year 2000 and Euro

Many computer systems and applications in use today process transactions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900" which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems

NOTES TO FINANCIAL STATEMENTS
(continued)                                           The Korean Investment Fund
================================================================================

employed by the Fund's major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that the Adviser ("Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

With respect to the Euro, the Fund has been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent and Custodian that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.

FINANCIAL HIGHLIGHTS                                  The Korean Investment Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           Six Months
                                             Ended
                                           October 31,                             Year Ended April 30,
                                              1998         ====================================================================
                                           (unaudited)        1998           1997           1996           1995         1994
                                           ===========     ==========     ==========     ==========     ==========   ==========
Net asset value, beginning of year .......  $   3.48        $   7.52       $  12.36       $  12.66       $  13.09     $  10.37
                                            --------        --------       --------       --------       --------     --------
Income From Investment Operations
Net investment loss ......................      (.04)(a)        (.09)(a)       (.07)(a)       (.01)(a)   (.13 )(a)        (.09)
Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................      (.41)          (3.95)         (4.77)           .86            .28         2.81
                                            --------        --------       --------       --------       --------     --------
Net increase (decrease) in net asset
   value .................................      (.45)          (4.04)         (4.84)           .85            .15         2.72
                                            --------        --------       --------       --------       --------     --------
Less: Distributions
Distributions from net realized gains on
   investments and foreign currency
   transactions ..........................       -0-             -0-            -0-           (.29)           -0-          -0-
                                            --------        --------       --------       --------       --------     --------
Capital Share Transactions
Dilutive effect of rights offering .......       -0-             -0-            -0-           (.80)          (.48)         -0-
Offering costs charged to additional
   paid-in capital .......................       -0-             -0-            -0-           (.06)          (.10)         -0-
                                            --------        --------       --------       --------       --------     --------
Total capital share transactions .........       -0-             -0-            -0-           (.86)          (.58)         -0-
                                            --------        --------       --------       --------       --------     --------
Net asset value, end of period ...........  $   3.03        $   3.48       $   7.52       $  12.36       $  12.66     $  13.09
                                            ========        ========       ========       ========       ========     ========
Market value, end of period ..............  $  3.313        $  3.875       $  7.125       $  11.50       $ 12.375     $ 13.375(b)
                                            ========        ========       ========       ========       ========     ========
Total Return
Total investment return based on: (c)
   Market value ..........................    (14.50)%        (45.61)%       (38.04)%        (1.55)%        (5.88)%      10.31%(b)
   Net asset value .......................    (12.93)%        (53.72)%       (39.16)%         4.00%         (3.28)%      26.23%
Net assets, end of period (000's
   omitted) ..............................  $ 25,625        $ 29,439       $ 63,586       $104,421       $ 75,461     $ 55,078
Ratios/Supplemental Data
Ratio of expenses to average net assets ..      3.33%(d)        2.29%          2.11%          2.09%          2.00%        2.26%
Ratio of net investment loss to average
   net assets ............................     (3.18)%(d)      (1.60)%         (.73)%         (.53)%         (.83)%       (.82)%
Portfolio turnover rate ..................        65%             47%            32%            40%            34%          14%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Restated.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d)   Annualized.

                                                      The Korean Investment Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and Chief Executive Officer
Jung-Jin Lee, President
Thae S. Khwarg, Senior Vice President
David H. Dievler (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
The Hon. James D. Hodgson (1)

OFFICERS

Robert Heisterberg, Executive Vice President--Investments
Yung Chul Park, Executive Vice President--Investments
Edward D. Baker, III, Vice President
In Kee Oh, Vice President
Thomas Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

INVESTMENT MANAGER AND ADMINISTRATOR

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

INVESTMENT MANAGER

Orion Asset Management Co., Ltd.
590 Madison Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING AGENT, AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-1520

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

      This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

      The financial information included herein is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

                      (This page left intentionally blank.)

The Korean Investment Fund

Summary of General Information

Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan

Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

                           The Korean Investment Fund
                           1345 Avenue of the Americas
                            New York, New York 10105

                            AllianceCapital [LOGO](R)

         (R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

                                      KORSR